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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our review report dated April 12, 1996 included in this Quarterly Report on Form 10-Q for the Quarter Ended March 31, 1996.


                                                            Welch & Associates

Nashville, Tennessee
May 10, 1996